PIMCO ETF Trust

Supplement dated May 22, 2020 to the PIMCO Enhanced Short Maturity Active ESG Exchange-Traded

Fund Prospectus, dated November 12, 2019, as supplemented from time to time (the "Prospectus")

Disclosure Related to the PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund (the

"Fund")

Effective June 22, 2020, the third paragraph of the "Principal Investment Strategies" section of the Fund's Fund Summary in the Prospectus is deleted and replaced with the following:

The Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production or trade of pornographic materials, or in the oil industry, including extraction, production, and refining or the production, distribution of coal and coal fired generation. The Fund can invest in the securities of any issuer determined by PIMCO to be engaged principally in biofuel production, natural gas generation and sales and trading activities. However, green/sustainable bonds from issuers involved in fossil fuel-related sectors may be permitted. Labeled green bonds are those issues with proceeds specifically earmarked to be used for climate and environmental projects. Labeled green bonds are often verified by a third party, which certifies that the bond will fund projects that include environmental benefits. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities.

Investors Should Retain This Supplement for Future Reference

ETF_SUPP1_052220

PIMCO ETF Trust

Supplement dated May 22, 2020 to the Statement of Additional Information, dated October 31, 2019, as supplemented from time to time (the "SAI")

Disclosure Related to the PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund

Effective June 22, 2020, the first paragraph of the "Investment Objectives and Policies – Environment, Social Responsibility and Governance Policies" section of the SAI is deleted and replaced with the following:

The PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund will not, as a matter of non- fundamental operating policy, invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production or trade of pornographic materials, or in the oil industry, including extraction, production, and refining or the production, distribution of coal and coal fired generation. The PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund can invest in the securities of any issuer determined by PIMCO to be engaged principally in biofuel production, natural gas generation and sales and trading activities. However, green/sustainable bonds from issuers involved in fossil fuel-related sectors may be permitted. Labeled green bonds are those issues with proceeds specifically earmarked to be used for climate and environmental projects. Labeled green bonds are often verified by a third party, which certifies that the bond will fund projects that include environmental benefits. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities ("Socially- Restricted Issuers"). In analyzing whether an issuer meets any of the criteria described above, PIMCO may rely upon, among other things, information provided by an independent third party.

Investors Should Retain This Supplement for Future Reference

ETF_SUPP2_052220